UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 20, 2007

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	51-0484716
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 20, 2007, TransDigm Group Incorporated (“TD Group”) issued a press release announcing the filing of a registration statement on Form S-3 with the Securities and Exchange Commission for a secondary offering of 11,500,000 shares of its common stock by certain of its equity holders, including members of TD Group’s senior management.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(a)                        As previously disclosed, on February 7, 2007, TransDigm Inc., a wholly-owned subsidiary of TD Group, completed the acquisition of Aviation Technologies, Inc. (“ATI”) for an aggregate purchase price of approximately $430 million in cash.  The financial statements of ATI required by Item 9.01(a) of Form 8-K were filed by TD Group in its Registration Statement on Form S-3, which was filed with the Securities and Exchange Commission on April 20, 2007 (the “Filed Registration Statement”), and such filed financial statements are incorporated herein by reference.

(b)                       The pro forma financial statements relating to the acquisition of ATI that TD Group is required to file pursuant to Item 9.01(b) of Form 8-K were filed by TD Group in the Filed Registration Statement, and such filed financial statements are incorporated herein by reference.

(d)        Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1                                  Press Release of TransDigm Group Incorporated, dated April 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2007

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                    Description

99.1                         Press Release of TransDigm Group Incorporated, dated April 20, 2007.